                                                                     Exhibit #23






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69425) of Stearns & Lehman, Inc. of our report dated June 23, 2000 relating to the financial statements which appears in this Form 10-KSB.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
July 27, 2000